Beckstead and Watts, LLP

Certified Public Accountants

2425 W. Horizon Ridge Parkway

Henderson, NV 89052

702.257.1984

702.362.0540 fax

Report of Independent Registered Public Accounting Firm

Board of Directors

InstaCare, Inc.

(formerly CareDecision Corp.)

We have audited the accompanying restated balance sheet of InstaCare, Inc. (formerly CareDecision Corp.) (a development stage company) as of December 31, 2004, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, revised as described in Note 1, present fairly, in all material respects, the financial position of InstaCare, Inc. (formerly CareDecision Corp.) (a development stage company) as of December 31, 2004, and the results of its operations, equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company’s 2004 accumulated deficit and additional paid in capital previously reported as $10,106,441 and $9,629,835, respectively should have been $10,223,372 and $9,629,835. This discovery was made subsequent to the issuance of the financial statements. The balance sheet has been restated to reflect this correction.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and has not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Beckstead and Watts, LLP

Henderson, Nevada

March 30, 2005, except for Note 1, as to which the date is July 15, 2005

Beckstead and Watts, LLP

Certified Public Accountants

2425 W. Horizon Ridge Parkway

Henderson, NV 89052

702.257.1984

702.362.0540 fax

Report of Independent Registered Public Accounting Firm

Board of Directors

InstaCare, Inc.

(formerly CareDecision Corp.)

We have audited the accompanying restated balance sheet of InstaCare, Inc. (formerly CareDecision Corp.) (a development stage company) as of December 31, 2003, and the related restated statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, revised as described in Note 1, present fairly, in all material respects, the financial position of InstaCare, Inc. (formerly CareDecision Corp.) (a development stage company) as of December 31, 2003, and the results of its operations, equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company’s 2003 net loss previously reported as $2,168,808 should have been $2,362,987. This discovery was made subsequent to the issuance of the financial statements. The financial statements have been restated to reflect this correction.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Beckstead and Watts, LLP

Henderson, Nevada

March 29, 2004, except for Note 1, as to which the date is July 15, 2005

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